                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 1998


                              PROTECTION ONE, INC.
               (Exact name of Registrant as specified in charter)



         DELAWARE                       1-12181-01               93-1063818
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                      PROTECTION ONE ALARM MONITORING INC.
               (Exact name of Registrant as specified in charter)


         DELAWARE                       1-12181                  93-1065479
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


          6011 BRISTOL PARKWAY                                      90230
         CULVER CITY, CALIFORNIA                                  (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 342-6300

ITEM 5.  OTHER EVENTS.

         On December 11, 1998, Protection One Alarm Monitoring, Inc. announced an unregistered offering of debt securities. The Press Release announcing these announcements is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

   99.1 Press Release dated December 11, 1998, relating to the Notes offering.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PROTECTION ONE, INC.
                                         (Co-Registrant)


Date:  December 16, 1998                 By: /s/ TOM K. RANKIN
                                             -----------------------
                                             Tom K. Rankin
                                             Executive Vice President

                                         PROTECTION ONE ALARM MONITORING, INC.
                                         (Co-Registrant)

Date:  December 16, 1998                 By: /s/ TOM K. RANKIN
                                             -----------------------
                                             Tom K. Rankin
                                             President

                                  EXHIBIT INDEX

     Exhibit        Description
     -------        -----------

      99.1          Press Release dated December 11, 1998, relating to the
                    Notes Offering.